UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2011

I.D. SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15087	22-3270799
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2011, I.D. Systems, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted upon (i) the election of Jeffrey M. Jagid, Kenneth S. Ehrman, Lawrence S. Burstein, Harold D. Copperman and Michael P. Monaco as directors of the Company; (ii) the approval of an amendment to the Company’s 2009 Non-Employee Director Equity Compensation Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan from 300,000 to 600,000; (iii) the ratification of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iv) the approval, on an advisory basis, of the Company’s executive compensation; and (v) the approval, on an advisory basis, of the frequency of future stockholder votes on the Company’s executive compensation (every 1, 2 or 3 years).

The Company had 11,176,309 shares of common stock outstanding as of April 27, 2011, the record date for the Annual Meeting. At the Annual Meeting, holders of a total of 10,207,229 shares of common stock were present in person or represented by proxy.

The stockholders of the Company elected each of the five nominees nominated by the Company’s board of directors for election as directors, each to serve until the Company’s 2012 annual meeting of stockholders and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. The voting results with respect to the election of directors were as follows:

Name of Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey M. Jagid	6,213,701	76,767	3,916,761
Kenneth S. Ehrman	6,107,602	182,866	3,916,761
Lawrence S. Burstein	5,941,259	349,209	3,916,761
Harold D. Copperman	6,041,084	249,384	3,916,761
Michael P. Monaco	6,041,084	249,384	3,916,761

The stockholders of the Company approved the amendment to the Plan to increase the number of shares of common stock reserved for issuance under the Plan from 300,000 to 600,000. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,000,702	263,065	26,701	3,916,761

The stockholders of the Company ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,187,371	12,063	19,050	0

The stockholders of the Company approved, on an advisory basis, the Company’s executive compensation. The voting results with respect to this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,146,209	125,209	19,050	3,916,761

The results of the stockholder vote, on an advisory basis, on the frequency of future stockholder votes on the Company’s executive compensation (every 1, 2 or 3 years) were as follows:

Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
3,618,756	7,316	2,662,796	1,601	3,916,760

The Company intends to hold the advisory vote on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.D. SYSTEMS, INC.

By:	/s/ Ned Mavrommatis
Name: Ned Mavrommatis Title: Chief Financial Officer

Date: June 27, 2011